                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") dated as of October 22, 2004, is by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC., OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC (each a "Debtor" and collectively the "Debtors") and BEAL BANK, S.S.B. (the "Secured Party").

                                    RECITALS:

      Debtors are executing that certain Promissory Note dated the date hereof in favor of the Secured Party (such Promissory Note, as it may be amended or otherwise modified from time to time, herein the "Promissory Note"). The execution and delivery of this Agreement is a condition to the Secured Party's making the extensions of credit under the Promissory Note.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to extend credit under the Promissory Note, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

      Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

            "Collateral" has the meaning specified in Section 2.1.

            "FAA" has the meaning specified in Section 5.1.

            "Helicopters" means the following helicopters:

HELICOPTER
MANUFACTURER   YEAR & MAKE   TAIL NUMBER   SERIAL NUMBER
------------   -----------   -----------   -------------
Bell           1987 206L-3     N303MP          51202
Bell           1991 206L-3     N206MY          51514
Bell           1987 206B       N187AA           3969

      The word "Helicopters" also means and includes individually, collectively, interchangeably and without limitation, all related airframes, parts, appliances, components, instruments, accessories, accessions, attachments, equipment, or avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment) installed in, appurtenant to, or delivered with or in respect of such Helicopters, the propellers and engines now or hereafter used in the operation of the Helicopters now or from time to time hereafter incorporated or installed in or attached or appertaining to one or more of said helicopters. The term "Helicopters" shall also include all log books, manuals, flight records, maintenance records, inspector reports, airworthiness certificates, and other historical records or information relating to the Helicopters and all other General Intangibles of the Debtors related to the Helicopters.

            "Obligations" has the meaning specified in the Promissory Note.

SECURITY AGREEMENT, Page 1

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            "Seismic Assets" means the assets listed on Schedule 1.1(A) hereto each of which has an asset number noted on such schedule which is physically noted on each such asset.

            "Trussco Assets" means all Equipment, furniture and fixtures of Trussco, Inc. and Trussco Properties, LLC located at their Abbeville, Intracoastal City, Cameron, Morgan City, Fourchon, Offsite Location #1 and #2 and Venice locations in Louisiana (the 'Trussco Locations") including, without limitation, the assets listed on Schedule 1.1(B) hereto.

            "UCC" means the Uniform Commercial Code - Secured Transactions (La. R.S. 10:0-101, et seq.) in effect in the State of Louisiana, as amended from time to time, provided that if by reason of mandatory provisions of law, any or all of the creation, perfection, attachment, priority or enforcement of the security interest created by the Security Agreement in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Louisiana, "UCC" means the Uniform Commercial Code as from time to time in effect in such other jurisdiction for purpose of the provisions hereof related to such creation, perfection, attachment, priority or enforcement and for purposes of definitions hereof related to such provisions.

            Other Definitional Provisions. Terms used herein that are defined in the Promissory Note and are not otherwise defined herein shall have the meanings therefor specified in the Promissory Note. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Any definition of or reference to any agreement or other documentation herein shall be construed as referring to such agreement or documentation as from time to time the same may be amended or otherwise modified. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Promissory Note, shall have the meanings determined in accordance with the UCC.

                                    ARTICLE 2

                                Security Interest

      Section 2.1 Security Interest. As security for the prompt payment and performance in full when due of its Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing security interest in, all of the Debtor's right, title and interest in and to the Seismic Assets, the Trussco Assets and, upon payment of the Textron Indebtedness as provided in the Promissory Note and evidenced by release of the FAA Liens of Textron thereon, the Helicopters (and all equipment and accessions thereto), whether now owned or hereafter arising or acquired and wherever located and all products and proceeds thereof (collectively with respect to any Debtor or all Debtors, as the context requires, the "Collateral").

      Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein: (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this

SECURITY AGREEMENT, Page 2

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Agreement had not been executed; (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release any Debtor from any of its duties or obligations under such documentation; (c) the Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement; and (d) the Secured Party shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                    ARTICLE 3

                         Representations and Warranties

      To induce the Secured Party to enter into this Agreement and make the extension of credit under the Promissory Note, each Debtor represents and warrants to the Secured Party that:

      Section 3.1 Location of Equipment, Fixtures and Inventory; Third Parties in Possession. As of the date hereof, all of its Equipment are located at the places specified in Schedule 3.1 for such Debtor. Schedule 3.1 correctly identifies the landlords or mortgagees, if any, of each of its locations identified in Schedule 3.1. Except for the Persons identified on Schedule 3.1 who hold Collateral in the capacity designated thereon and any other Person hereafter identified pursuant to Section 4.3, no Person other than the Debtors has possession or control of any of its Collateral. None of its Collateral other than property acquired by such Debtor within the last four months has been located in any location within the past four completed calendar months prior to the date hereof other than as set forth on Schedule 3.1 for such Debtor. Attached as Schedule 3.1(a) is a complete and correct description of all Collateral consisting of Equipment for which a certificate of title has been issued as of the date hereof.

      Section 3.2 Office Locations; Fictitious Names; Predecessor Companies; Tax and Organizational Identification Numbers. As of the date hereof, its chief executive office and jurisdiction of organization are located at the place or places identified for it on Schedule 3.1 or pursuant to Section 4.4; within the last four completed calendar months prior to the date hereof it has not had any other chief executive office or jurisdiction of organization except as disclosed on Schedule 3.1; Schedule 3.1 also sets forth as of the date hereof all other places where it keeps its books and records, all other locations where it has a place of business and its trade or other names and tax or organization I.D. numbers; it does not do business and has not done business during the past five completed calendar years prior to the date hereof under any name, trade-name or fictitious business name except as disclosed on Schedule 3.1; Schedule 3.1 sets forth an accurate list of all names of all of its predecessor companies including the names of any entities it acquired (by stock purchase, asset purchase, merger or otherwise) and the chief executive office and jurisdiction of organization of each such predecessor company and each jurisdiction in which any Collateral purchased from such companies was located at the time of purchase (for purposes of the foregoing, a "predecessor company" shall mean, with respect to a Debtor, any entity whose assets or equity interests are acquired by the Debtor or who was merged with or into the Debtor within the last four months prior to the date hereof).

      Section 3.3 Delivery of Collateral. It has delivered to the Secured Party all Collateral the possession of which is necessary to perfect the security interest of the Secured Party therein and all certificates of title evidencing any of its Equipment (other than the Helicopters). Secured Party will hold such certificates of title in trust without taking action with respect to such certificates of title other than in accordance with Section 4.1 or Section 6.1(k).

SECURITY AGREEMENT, Page 3

                                    ARTICLE 4

                                    Covenants

      Each Debtor covenants and agrees with the Secured Party that until its Obligations are paid and performed in full and all commitments under the Promissory Note have expired or have been terminated:

      Section 4.1 Notation on Certificate of Title, etc. At the request of the Secured Party, after the occurrence and during the continuance of a Default, it shall cause the Secured Party's security interest to be noted on any certificate of title evidencing any Equipment.

      Section 4.2 Further Assurances. At any time and from time to time, upon the request of the Secured Party, and at its sole expense, it shall, promptly execute and deliver all such further documentation and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve, perfect and protect its security interest in the Collateral and carry out the provisions and purposes of this Agreement and to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. In furtherance of the foregoing, each Debtor hereby authorizes the Secured Party to file, in the offices of the appropriate governmental unit or units, financing statements naming it as debtor and the Secured Party as secured party in each case as the Secured Party may deem appropriate. Without limiting the generality of the foregoing provisions of this Section 4.2, it shall (i) deliver any and all certificates of title, applications for title or similar evidence of ownership of Equipment and, if a Default exists, cause the Secured Party to be named as lienholder thereon and (ii) execute and deliver to the Secured Party such other documentation as the Secured Party may reasonably require to perfect, protect and maintain the validity, effectiveness and priority of the Liens intended to be created by this Agreement.

      Section 4.3 Third Parties in Possession of Collateral. Debtor shall not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) to hold any Collateral, unless it shall: (a) notify such third Person of the security interests created hereby; (b) instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; and (c) take all other actions the Secured Party reasonably deems necessary to perfect and protect its and the Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor or other third Person is located (including the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and it as secured party and notifying the third Person's secured lenders of its interest in such Collateral before the third Person receives possession of the Collateral in question).

      Section 4.4 Corporate Changes. It shall not change its name, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading or its United States Federal Tax identification number or organizational identification number unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to protect its security interest in the Collateral with the priority required by the Promissory Note.

      Section 4.5 Equipment. It shall keep its Equipment at (or in transit to) any of its locations specified on Schedule 3.1 hereto or, upon thirty (30) days prior written notice to the Secured Party, at such other places within the United States of America where all action required to perfect and protect the Secured Party's security interest in such Collateral with the priority required by the Promissory Note shall have been taken.

SECURITY AGREEMENT, Page 4

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      Section 4.6  Transfers; Liens; Change of Location. It shall not sell, lease, transfer or otherwise dispose of any of its Collateral or any right, title or interest therein and shall not permit any of its Collateral to become subject to any Lien. The Collateral currently located at the Trussco Locations (other than vehicles subject to a certificate of title) shall not be removed from such locations.

      Section 4.7 Value of Collateral. It shall not commit or permit material waste, impairment or deterioration of any of the Collateral.

      Section 4.8 Maintenance of Collateral. It shall keep the Collateral in good repair reasonably satisfactory to Secured Party and in accordance with prudent industry practices and, restore or repair promptly, in a good and workmanlike manner, all or any part of the Collateral to the substantial equivalent of its original condition, or such other condition as Secured Party may approve in writing upon any damage or loss thereto.

      Section 4.9 Warranties. It shall take all steps reasonably necessary to maintain all applicable warranties with respect to the Collateral.

                                    ARTICLE 5

                        Covenants Relating to Helicopters

      Section 5.1 Registration. The Debtors shall at all times maintain registration of the Helicopters with the Federal Aviation Administration ("FAA"), which registration shall appropriately reflect Secured Party's interest in the Helicopters.

      Section 5.2 Maintenance of Helicopters. The Debtor shall, at its own expense, maintain and keep the Helicopters in good working order and repair, and as applicable, in an airworthy and good flying condition and all components thereof and equipment installed thereon in good order and repair particularly in accordance with the maintenance requirements of: (i) the FAA; (ii) the manufacturer of the Helicopters; and (iii) the manufacturer of any component or equipment installed on said Helicopters, and shall allow the Secured Party reasonable access to the Helicopters during normal business hours in order to verify compliance with the foregoing. The Debtors shall, within a reasonable time and promptly after consent from the Secured Party to do so, at their own cost and expense, replace in or on the Helicopters and its components and equipment any and all such parts, engines, rotors, propellers, equipment, avionics, instruments and accessories which may be worn, used, lost, destroyed, confiscated, damaged or otherwise rendered unfit for use so that each of such items shall always be in good operating condition and shall have at least the original value and utility of the property replaced. All inspections, repairs, modifications, installments and overhaul work ever performed on the Helicopters shall be performed at the Debtor's expense by personnel duly licensed to perform such work and shall be performed in accordance with the standards required by the manufacturer of the Helicopters and the FAA. The Debtors shall also comply with all FAA airworthiness directives and the manufacturer's maintenance and repair manuals and alert service bulletins.

      Section 5.3 Use of Helicopters. The Debtors represent and warrant that the primary use of the Helicopters is for business purposes. The Debtors agree and warrant that the Helicopters shall not be removed from or flown outside of the continental United States of America or the Gulf of Mexico without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld, and then only on the specific terms and conditions contained in such written consent. In the event Secured Party grants the Debtors consent to remove the Helicopters from the continental United States of America or the Gulf of Mexico, the Debtors shall first obtain war risk insurance and/or political insurance, in form and substance satisfactory to the Secured Party, prior to departure. The Debtors will keep accurate and

SECURITY AGREEMENT, Page 5
complete logs, manuals, books, and records relating to the Helicopters, and will provide Lender with copies of such reports and information relating to the Helicopters and other Collateral as Lender may reasonably require from time to time.

      Section 5.4 Insurance: The Debtors shall obtain, pay for and maintain at all times with respect to the Helicopters, the following types of insurance: (i) all-risk ground and flight insurance covering all forms of loss or damage to the Helicopters whether in motion or not in motion or in flight or not in flight; and (ii) aviation liability insurance. All such policies of insurance shall name Secured Party as an additional insured and loss payee and shall contain a standard breach of warranty endorsement in favor of Secured Party. The amount, term and form of all such policies of insurance shall be satisfactory to the Secured Party. All such policies of insurance shall provide that any proceeds thereof shall be payable to the Secured Party and the Debtors as their interests may appear. All such policies of insurance shall provide for not less than thirty (30) days' prior notice of cancellation or change in form of the policy to the Secured Party and shall not prohibit the Secured Party from making premium payments on behalf of the Debtors. In the event of Debtors' failure to secure and maintain insurance as herein required, the Secured Party may, at it sole option, secure such insurance on behalf of the Debtors and the Debtors hereby promise to pay to the Secured Party on demand any amounts expended by the Secured Party in securing such insurance as part of the Obligations payment of which is secured by the Helicopters pursuant to this Agreement. Insurance purchased by the Secured Party may include coverage beyond those required by this Section. The cost of such insurance may include: (i) premium expense; (ii) premium finance charges; and (iii) fees for billing and other administrative services. The Secured Party's affiliates may act as insurance carrier, premium finance company and/or insurance administrator, and may be compensated through premium charges, commissions, premium rebates and fees. The Debtors acknowledge that any insurance obtained by the Secured Party is solely for the benefit of the Secured Party and may be more expensive than insurance obtained by the Borrower. The Secured Party will promptly discontinue any insurance purchased by Secured Party upon the Debtors' presentation of proper evidence of valid insurance meeting the requirements of this Section. The Debtors hereby agree that the Secured Party may act as the Debtors' representative in making, adjusting and settling claims under or canceling any such insurance policies covering the Helicopters, and endorsing any Debtor's name on any drafts, checks or other instruments drawn by an insurer of the Helicopters.

      Section 5.5 Authority and Citizenship. Each of the Debtors hereby affirm to the Secured Party that it has full power and authority to enter into, and perform the obligations under this Agreement. Each Debtor, if a limited liability company, hereby affirms that all members are citizens of the United States as defined in the Federal Aviation Act of 1958, as amended, (the "FAA Act"). Each Debtor that is a corporation hereby affirm that: (i) it is organized under the laws of the United States or one of the fifty United States or the District of Columbia; (ii) the president of the corporation is a United States citizen as defined in the FAA Act; (iii) 2/3 of the managing officers/directors are citizens of the United States as defined in the FAA Act; and (iv) at least 75% of the voting interest of such corporation's stock is owned or controlled by citizens of the United States as defined in the FAA Act.

                                    ARTICLE 6

                           Rights of the Secured Party

      Section 6.1 POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTATION WHICH THE SECURED PARTY AT ANY TIME

SECURITY AGREEMENT, Page 6

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WHEN A DEFAULT EXISTS AND FROM TIME TO TIME DURING THE EXISTENCE OF A DEFAULT
DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT HEREBY GIVES THE SECURED PARTY THE POWER AND RIGHT ON ITS BEHALF AND IN SECURED PARTY'S OWN NAME TO DO ANY OF THE FOLLOWING WHEN A DEFAULT EXISTS, WITH NOTICE TO MAKER BUT WITHOUT THE CONSENT OF ANY DEBTOR:

            (a) to demand, sue for, collect or receive, in the applicable Debtor's name or in the Secured Party's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents or any other instruments for the payment of money under the Collateral or any policy of insurance;

            (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

            (c) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral

            (d) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, verifications and notices in connection with the Collateral;

            (e) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral (including any Liens or any supporting obligation securing or supporting the payment thereof);

            (f) to defend any suit, action or proceeding brought against it with respect to any Collateral;

            (g) to settle, compromise or adjust any suit, action or proceeding described above with respect to the Collateral and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

            (h) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance);

            (i) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein;

            (j) to cause the Secured Party's security interest to be noted on any certificate of title evidencing any Equipment; and

            (k) to carry out and enforce, at Secured Party's option, all or any part of the Collateral consisting of incorporeal rights to the full extent authorized by La. R.S. 9:5388.

      THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE

SECURITY AGREEMENT, Page 7

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WITH SECTION 8.10. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, perfect, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien or supporting obligation given to secure the Collateral.

      Section 6.2 Possession; Reasonable Care. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Secured Party, of any or all of the Collateral that the Secured Party has a right to possess. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for:
(a) ascertaining or taking action with respect to conversions, exchanges or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                    ARTICLE 7

                                     Default

      Section 7.1 Rights and Remedies. If an Event of Default exists, the Secured Party shall have the following rights and remedies:

      (a) In addition to all other rights and remedies granted to the Secured Party in this Agreement (including those set forth in Article 6 hereof) or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may: (i) without demand or notice to any Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable and in the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action and/or (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, on an "as is" and "with all faults" basis, with a disclaimer of all warranties (including warranties of title, possession, quiet enjoyment and the like and all warranties of merchantability and fitness) and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale if the Secured Party determines that it is not beneficial to do so or if its costs to do so outweigh the benefits expected to be received thereby. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof. Upon the request of the Secured Party, each Debtor shall within ten (10) days (or within such longer number of days as the Secured Party may approve): (i) assemble its Collateral and (ii) make it available

SECURITY AGREEMENT, Page 8

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to the Secured Party at any place or places designated by the Secured Party that are reasonably convenient to it and the Secured Party. Each Debtor agrees that the Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters; provided that no such notice shall be required with respect to any Collateral that is perishable, that threatens to decline speedily in value or is a type customarily sold on the recognized market. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement and arising as a result hereof. Each Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations as provided in the Promissory Note and when applying the Collateral against the Obligations, unless otherwise provided in the Promissory Note, any Obligations which are purchase money obligations or represent proceeds of loans utilized to acquire the Collateral shall be deemed to be paid last. Each Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any proceeds received or held by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in the order permitted by the Promissory Note. Any surplus of such proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations and the termination of all commitments and letters of credit under the Promissory Note shall be promptly paid over to the Debtor entitled thereto or to whomsoever may be lawfully entitled to receive such surplus. The Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

            (b) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

            (c) The Secured Party may exercise any and all of the rights and remedies of any Debtor under or in respect of the Collateral.

            (d) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (e) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental unit. Such compliance will not be considered to adversely affect the commercial reasonableness of any sale of any Collateral.

            (f) To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured
Party: (i) to fail to incur expenses reasonably deemed

SECURITY AGREEMENT, Page 9
significant by the Secured Party to prepare any Collateral for disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of; (iii) to remove liens on or any adverse claims against the Collateral; (iv) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (v) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral; (vi) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (vii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (viii) to dispose of assets in wholesale rather than retail markets; (ix) to disclaim disposition warranties; (x) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide the Secured Party a guaranteed return from the collection or disposition of Collateral; (xi) to the extent deemed appropriate by the Secured Party, to obtain the services of brokers, consultants and other professionals (including the Secured Party and its affiliates) to assist the Secured Party in the collection or disposition of any of the Collateral; or (xii) to comply with any applicable state or federal law requirement in connection with the disposition or collection of the Collateral. Each Debtor acknowledges that this Section is intended to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely by not being included in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to any Debtor or to impose any duties upon the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

            (g) Further, as to all Collateral now or hereafter located in the State of Louisiana, or as to which the laws of the State of Louisiana may now or hereafter become applicable, each Debtor hereby acknowledges that the Obligations secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if the Obligations are not paid at maturity, and does by these presents consent, agree and stipulate that if any portion of the Obligations is not promptly and full paid when due, or if there should occur an Event of Default as defined above, the Obligations shall, at the option of the Secured Party, become immediately due and payable and it shall be lawful for the Secured Party, without making a demand and without notice or putting in default, the same being hereby expressly waived, to cause all and singular the Collateral to be seized and sold by executory process, without appraisement (appraisement being hereby expressly waived), either in its entirety or in lots or parcels, as the Secured Party may determine, to the highest bidder for cash, or on such terms as Secured Party may direct.

            Each Debtor hereby expressly waives: (a) the benefit of appraisement, as provided in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring the same; (b) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure; (c) the notice of seizure required by Articles 2293 and 2721, Louisiana Code of Civil Procedure; (d) the three (3) days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure; and (e) the benefit of the other provisions of Articles 2331,2722 and 2723, Louisiana Code of Civil Procedure, and the benefit of any other Articles or laws relating to rights of appraisement, notice, or delay not specifically mentioned above; and each Debtor expressly agrees to the immediate seizure of the Collateral in the event of suit hereon.

            Each Debtor acknowledges that Secured Party shall have all rights to appointment of a keeper in connection with any action to foreclose the lien hereof, all in accordance with La. R.S. 9:5136 et

SECURITY AGREEMENT, Page 10
seq. The keeper shall be entitled to reasonable compensation, which is hereby fixed at $150.00 per hour, which additional compensation shall constitute a portion of the Obligations secured by the lien hereof.

            Should it become necessary for Lender to foreclose under this Agreement, all declarations of fact, which are made under an authentic act before a notary public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, should constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1 and La. R.S. 90:3504(D)(6), where applicable.

            (h) Upon the occurrence of any Default under any Loan Document, Grantor unconditionally agrees to deliver to Lender, promptly upon a request by the Lender, any and all manuals, logs, books and current FAA certificates of air-worthiness for the Collateral hereunder consisting of aircraft.

                                    ARTICLE 8

                                  Miscellaneous

      Section 8.1 No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      Section 8.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor, the Secured Party and their respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

      Section 8.3 AMENDMENT: ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the number of Secured Parties required by the Promissory Note.

      Section 8.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Promissory Note and if to any Debtor, at the address for notices of the Maker set forth therein.

       Section 8.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

      Section 8.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

SECURITY AGREEMENT, Page 11

      Section 8.7 Survival of Representations and Warranties. All representations, warranties and certifications made in this Agreement or in any documentation delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations, warranties and certifications or the right of the Secured Party to rely upon them.

      Section 8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      Section 8.9 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 8.10 Termination. If all of the Obligations shall have been paid and performed in full and all commitments of the Secured Party shall have expired or terminated, the Secured Party shall, upon the written request of any Debtor, execute and deliver to Debtors proper documentation acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to each Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

      Section 8.11 Obligations Absolute. All rights and remedies of the Secured Party hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Loan Documents; (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents; (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee or other supporting obligation, for all or any of the Obligations; or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor or surety.

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SECURITY AGREEMENT, Page 12

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                DEBTORS:

                                OMNIE NERGY SERVICES CORP.

                                By: /s/ G. Darcy Klug
                                    --------------------------------------------
                                    G. Darcy Klug, Executive Vice President

                                AMERICAN HELICOPTERS INC.

                                By: /s/ G. Darcy Klug
                                    --------------------------------------------
                                    G. Darcy Klug, Executive Vice President

                                OMNI ENERGY SERVICES CORP.-MEXICO

                                By: /s/ G. Darcy Klug
                                    --------------------------------------------
                                    G. Darcy Klug, Executive Vice President

                                TRUSSCO, INC.

                                By: /s/ G. Darcy Klug
                                    --------------------------------------------
                                    G. Darcy Klug, Executive Vice President

                                TRUSSCO PROPERTIES, LLC

                                By: /s/ G. Darcy Klug
                                    --------------------------------------------
                                    G. Darcy Klug, Executive Vice President

                                SECURED PARTY:

                                BEAL BANK, S.S.B.

                                By: /s/ William T. Saurenmann
                                    --------------------------------------------
                                    William T. Saurenmann, Vice President

SECURITY AGREEMENT, Page 13